UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 7, 2003
(date of earliest event reported)

ELECTRONIC ARTS INC.

(Exact name of registrant as specified in charter)

Commission File No. 0-17948

Incorporated in the State of Delaware
I.R.S. Employer Identification No. 94-2838567

209 Redwood Shores Parkway, Redwood City, California 94065-1175
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 650-628-1500

Item 9. Regulation FD Disclosure

The following certificates of our Chief Executive Officer and Chief Financial Officer, which accompany the filing of our Form 10-Q for the quarterly period ended December 31, 2002, are being furnished pursuant to Item 9 of Form 8-K solely for the purpose of disclosure pursuant to Regulation FD, and such information shall not be deemed filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 or incorporated by reference into any registration statement, report, proxy statement or other document filed by us under such act or under the Securities Act of 1933.

Certification Pursuant to 18 USC Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Electronic Arts Inc. on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lawrence F. Probst, III, Chairman and Chief Executive Officer of Electronic Arts Inc., certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 13(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Electronic Arts Inc. for the periods presented therein.

/s/ Lawrence F. Probst, III Lawrence F. Probst, III Chairman and Chief Executive Officer Electronic Arts Inc. February 7, 2003

Certification Pursuant to 18 USC Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Electronic Arts Inc. on Form 10-Q for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Warren C. Jenson, Executive Vice President and Chief Financial and Administrative Officer of Electronic Arts Inc., certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 13(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Electronic Arts Inc. for the periods presented therein.

/s/ Warren C. Jenson Warren C. Jenson Executive Vice President, Chief Financial and Administrative Officer Electronic Arts Inc. February 7, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: February 7, 2003	By:	/s/ Ruth A. Kennedy

Ruth A. Kennedy, Esq. Executive Vice President, General Counsel and Secretary